Trade and other payables	12 Months Ended
Sep. 30, 2021
Trade and other payables
Trade and other payables

14.    Trade and other payables

	2021	2020	2019
	$	$	$
Current liabilities
Trade payables	9,748,069	256,830	252,768
Other tax and social security	410,022	331,495	69,578
Other creditors	1,018,816	41,640	2,182
Accruals	3,235,742	195,715	1,981,858
Deferred income	2,656,007	1,560,097	1,491,900
Total	17,068,656	2,385,777	3,798,286

Trade payables and accruals relate to amounts payable at the balance sheet date for services received during the year. The Group has financial risk management policies in place to ensure that all payables are paid within the credit timeframe. The directors consider that the carrying amount of financial liabilities recorded at amortised costs in the financial statements approximate their fair value.

Within other creditors, a total of $961,268 (2020: $nil; 2019: $nil) relates to interest owed on convertible loan notes which converted within the year.

Deferred income consists of amounts received by the Group under its agreement with ESA. Such amounts are received in stages during each phase of the project and are deferred until fulfilment of each milestone is complete and certified by ESA, following which it is recognised as other operating income within profit or loss. Deferred income of $nil as at 30 September 2019 was recognised in other operating income in the year ended 30 September 2020. Deferred income of $nil as at 30 September 2020 was recognised in other operating income in the year ended 30 September 2021. The deferred income as at 30 September 2021 is expected to be fully recognised in other operating income in the year ending 30 September 2022.

	2021	2020	2019
	$	$	$
Non-current Liabilities
Deferred government grants	2,459,413	534,074	206,696
	2,459,413	534,074	206,696